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Exhibit 23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        We hereby consent to the use in this Registration Statement on Form S-1 of our report dated March 4, 2008 relating to the balance sheet of K-Sea GP Holdings LP, which appears in such Registration Statement. We also consent to the reference to us under the heading "Experts" and in such Registration Statement.

PricewaterhouseCoopers LLP
Florham Park, NJ
March 4, 2008

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  Exhibit 23.1
CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM